SIMON DEBARTOLO GROUP, INC.
                      UNDERWRITING AGREEMENT



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                         TABLE OF CONTENTS

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UNDERWRITING AGREEMENT......................................................  1
   SECTION 1. Representations and Warranties................................  4
              (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND EACH
                  OF THE PARTNERSHIPS.......................................  4
                  (1)  Compliance with Registration Requirements..............4
                  (2)  Incorporated Documents...............................  5
                  (3)  Independent Accountants..............................  5
                  (4)  Financial Statements.................................  5
                  (5)  No Material Adverse Change in Business...............  6
                  (6)  Good Standing of the Company.........................  7
                  (7)  Good Standing of the Partnerships....................  7
                  (8)  Good Standing of Simon DeBartolo Entities..............8
                  (9)  Good Standing of Property Partnerships...............  8
                  (10) Capitalization.......................................  8
                  (11) Authorization of Units...............................  9
                  (12) Authorization of Common Stock........................  9
                  (13) Authorization of Preferred Stock and/or
                       Depositary Shares....................................  9
                  (14) Authorization of Deposit Agreement................... 10
                  (15) Authorization of Warrants............................ 10
                  (16) Authorization of Warrant Agreement................... 10
                  (17) Authorization of Underlying Securities............... 11
                  (18) Descriptions of the Underwritten Securities,
                       Underlying Securities, Deposit Agreement and
                       Warrant Agreement.................................... 11
                  (19) Authorization of this Underwriting Agreement and
                       Terms Agreement...................................... 11
                  (20) Absence of Defaults and Conflicts.................... 12
                  (21) Absence of Labor Dispute............................. 12
                  (22) Absence of Proceedings............................... 13
                  (23) Accuracy of Exhibits................................. 13
                  (24) REIT Qualification................................... 13
                  (25) Investment Company Act............................... 13
                  (26) Intellectual Property................................ 14
                  (27) Absence of Further Requirements...................... 14
                  (28) Possession of Licenses and Permits................... 14
                  (29) Registration Rights.................................. 14
                  (30) Title to Property.................................... 14
                  (31) Environmental Laws................................... 15
                  (32) Tax Returns.......................................... 16
                  (33) Environmental Consultants............................ 16
                  (34) Compliance with Cuba Act............................. 16
                  (35) Listing.............................................. 16


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                  (36) Investment Grade Rating.............................. 16
              (b) OFFICERS' CERTIFICATES.................................... 17
   SECTION 2. Sale and Delivery to Underwriters; Closing.................... 17
              (a) UNDERWRITTEN SECURITIES................................... 17
              (b) OPTION UNDERWRITTEN SECURITIES............................ 17
              (c) PAYMENT................................................... 18
              (d) DENOMINATIONS; REGISTRATION............................... 18
   SECTION 3. Covenants of the Company and Each of the Partnerships......... 19
              (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION
                  REQUESTS.................................................. 19
              (b) FILING OF AMENDMENTS...................................... 19
              (c) DELIVERY OF REGISTRATION STATEMENTS....................... 19
              (d) DELIVERY OF PROSPECTUSES.................................. 20
              (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS................. 20
              (f) BLUE SKY QUALIFICATIONS................................... 20
              (g) EARNINGS STATEMENT........................................ 21
              (h) REPORTING REQUIREMENTS.................................... 21
              (i) LISTING................................................... 21
              (j) RESTRICTION ON SALE OF SECURITIES......................... 21
              (k) REIT QUALIFICATION........................................ 21
              (l) RESERVATION OF SECURITIES................................. 21
              (m) USE OF PROCEEDS........................................... 21
   SECTION 4. Payment of Expenses........................................... 22
              (a) EXPENSES.................................................. 22
              (b) TERMINATION OF AGREEMENT.................................. 22
   SECTION 5. Conditions of Underwriters' Obligations....................... 22
              (a) EFFECTIVENESS OF REGISTRATION STATEMENT................... 23
              (b) OPINION OF COUNSEL FOR COMPANY............................ 23
              (c) OPINION OF COUNSEL FOR UNDERWRITERS....................... 23
              (d) OFFICERS' CERTIFICATE..................................... 24
              (e) ACCOUNTANT'S COMFORT LETTER............................... 24
              (f) BRING-DOWN COMFORT LETTER................................. 24
              (g) RATINGS................................................... 24
              (h) APPROVAL OF LISTING....................................... 25
              (i) NO OBJECTION.............................................. 25
              (j) LOCK-UP AGREEMENTS........................................ 25
              (k) OVER-ALLOTMENT OPTION..................................... 25
              (l) ADDITIONAL DOCUMENTS...................................... 26
              (m) TERMINATION OF TERMS AGREEMENT............................ 26
   SECTION 6. Indemnification............................................... 26
              (a) INDEMNIFICATION OF UNDERWRITERS........................... 26
              (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS ........27
              (c) ACTIONS AGAINST PARTIES; NOTIFICATION..................... 27
              (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE........ 28

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   SECTION 7. Contribution.................................................. 28
   SECTION 8. Representations, Warranties and Agreements to Survive
              Delivery...................................................... 30
   SECTION 9. Termination................................................... 30
              (a) UNDERWRITING AGREEMENT.................................... 30
              (b) TERMS AGREEMENT........................................... 30
              (c) LIABILITIES............................................... 31
   SECTION 10.Default by One or More of the Underwriters.................... 31
   SECTION 11.Notices....................................................... 32
   SECTION 12.Parties....................................................... 32
   SECTION 13.GOVERNING LAW AND TIME........................................ 32
   SECTION 14.Effect of Headings............................................ 32


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                    SIMON DEBARTOLO GROUP, INC.
                     (a Maryland corporation)


         Common Stock, Warrants to Purchase Common Stock,
     Preferred Stock, Warrants to Purchase Preferred Stock and
                         Depositary Shares


                      UNDERWRITING AGREEMENT

                                               September 24, 1996

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     Simon DeBartolo Group, Inc., a Maryland corporation (the "Company") proposes to issue and sell up to $750,000,000 aggregate initial public offering price of its (i) shares of common stock, par value $0.0001 per share (the "Common Stock"), (ii) warrants to purchase shares of Common Stock (the "Common Stock Warrants"), (iii) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"), or (iv) warrants to purchase shares of Preferred Stock (the "Preferred Stock Warrants"), or any combination thereof, from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

     The Preferred Stock will be issued in one or more series and each series of Preferred Stock may vary, as applicable, as to the title, specific number of shares, rank, stated value, liquidation preference, dividend rate or rates (or method of calculation), dividend payment dates, redemption provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities (as defined below)) and any other variable terms as set forth in the applicable certificate of designations (each, the "Certificate of Designations") relating to such series of Preferred Stock. A series of Preferred Stock may be represented by depositary shares (the "Depositary Shares") that are evidenced by depositary receipts (the "Depositary Receipts") issued pursuant to a deposit agreement (each, a "Deposit Agreement") among the Company, the depositary identified therein (the "Depositary") and the registered holders of the Depositary Receipts issued thereunder.

     Each  issue  of  Common Stock Warrants and  Preferred  Stock  Warrants
(collectively, the "Warrants") will be issued pursuant to a separate warrant agreement (each, a "Warrant Agreement") between the Company and the warrant agent identified therein (each, a "Warrant A


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gent").  The Warrants may vary, as applicable,  as  to,  among other terms, title, type, specific number, exercise dates or periods, exercise price(s), expiration date(s) and terms of the related Underlying Securities.

     As used herein, "Securities" shall mean the Common Stock, Common Stock Warrants, Preferred Stock, Preferred Stock Warrants or Depositary Shares, or any combination thereof, initially issuable by the Company and "Underlying Securities" shall mean the Common Stock, Preferred Stock or Depositary Shares, issuable upon exercise of the Warrants, as applicable, or upon conversion of the Preferred Stock or Depositary Shares, as applicable.

     Whenever the Company determines to make an offering of Securities through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or through an underwriting syndicate managed by Merrill Lynch, Merrill Lynch and the Company will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, Merrill Lynch and such other underwriters, if any, selected by Merrill Lynch (the "Underwriters", which term shall include Merrill Lynch, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof); PROVIDED, that, the Company is not obligated, and shall have complete and absolute discretion to determine if and when, to make any offering, to make any offering through Merrill Lynch or any other person, or to enter into any Terms Agreement. The Terms Agreement relating to the offering of Securities shall specify the number of Securities to be initially issued (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in
Section 10 hereof), the name of any Underwriter other than Merrill Lynch acting as co-manager in connection with such offering, the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities, as well as the material variable terms of any related Underlying Securities. In addition, if applicable, such Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the number of Securities subject to such option (the "Option Underwritten Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and Merrill Lynch, acting for itself and, if applicable, as representative of any other Underwriters. Each offering of Underwritten Securities through Merrill Lynch as sole Underwriter or through an underwriting syndicate managed by Merrill Lynch will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-11431) for the registration of the Securities and the Underlying Securities under the Securities Act of 1933, as amended (the "1933

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Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such amendments thereto as may be required prior to the execution of the applicable Terms Agreement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus constituting a part thereof and the applicable
prospectus  supplement  relating  to  the  offering   of  the  Underwritten
Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462 Registration Statement"), then, after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462 Registration Statement; provided, however, a prospectus supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of the Underwritten Securities to which it relates, and provided, further, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Underwriting Agreement to the date of the Prospectus shall mean the date of the Term
Sheet.   A "preliminary  prospectus"  shall  be  deemed  to  refer  to  any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable Terms Agreement. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

     All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is or deemed to be incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is

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or deemed to be incorporated by reference  in  the  Registration
Statement, Prospectus or preliminary prospectus, as the case may be.

     SECTION 1.REPRESENTATIONS AND WARRANTIES.

     (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND EACH OF THE PARTNERSHIPS. The Company, Simon-DeBartolo Group, L.P., a Delaware limited partnership (the "Operating Partnership") and Simon Property Group, L.P., a Delaware limited partnership ("SPG, LP" and together with the Operating Partnership, the "Partnerships") represent and warrant, jointly and severally, to Merrill Lynch, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

          (1) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission or the state securities authority of any jurisdiction, and any request on the part of the Commission for additional information has been complied with. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or the state securities authority of any jurisdiction.

               At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at each Representation Date, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus.

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          Each preliminary prospectus  and  Prospectus filed as part of the
     Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Company has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees therefor.

          (2) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they become effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, and at each Representation Date, or during the period specified in Section 3(e), did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (3) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (4) FINANCIAL STATEMENTS. The financial statements included, or incorporated by reference, in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the respective entity or entities or group presented therein at the respective dates indicated and the statement of operations, stockholders' equity and cash flows of such entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly, in accordance with GAAP, the information required to be stated therein. The selected financial data, the summary financial information and other financial information and data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included, or incorporated by reference, in the Registration Statement and the Prospectus. In addition, any pro forma financial information and the related notes thereto included or incorporated

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     by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines and the guidelines of the American Institute of Certified Public Accountants ("AICPA") with respect to pro forma information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All historical financial statements and information and all pro forma financial statements and information required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations are included, or incorporated by reference, in the Registration Statement and the Prospectus.

          (5) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Partnerships, M.S. Management Associates, Inc., a Delaware corporation ("SPG Management Company"), M.S. Management Associates (Indiana), Inc., an Indiana corporation
     ("Management (Indiana)"), Simon MOA Management Company, Inc., an Indiana corporation ("MOA"), DeBartolo Properties Management, Inc., an Ohio corporation ("DRC Management Company," and together with SPG Management Company, Management (Indiana) and MOA, the "Management Companies") and SD Property Group, Inc. (formerly known as DeBartolo Realty Corporation ("DeBartolo")), an Ohio corporation ("SD Property"), Simon Property Group (Delaware), Inc. and Jefferson Simon Property, Inc. (the "Reit Subs") or any subsidiary of the Company (other than any Property Partnership (as defined below)) not listed among the foregoing entities, (the Company, the Partnerships, the Management Companies, and the Reit Subs and such subsidiaries being sometimes hereinafter collectively referred to as the "Simon DeBartolo Entities" and individually as a "Simon DeBartolo Entity"), or of any entity which owns any Portfolio Property (as such term is defined in the Prospectus) or any direct or indirect interest in any Portfolio Property (the "Property Partnerships") whether or not arising in the ordinary course of business, which would be material to the Company and the Partnerships, taken as a whole (anything which would be material to the Company and the Partnerships, taken as a whole, being hereinafter referred to as "Material;" and such a material adverse change, a "Material Adverse Effect"), (B) no casualty loss or condemnation or other adverse event with respect to the Portfolio Properties has occurred which would be Material, (C) there have been no transactions or acquisitions entered into by the Simon DeBartolo Entities or the Property Partnerships, other than those in the ordinary course of business, which would be Material, (D) except for regular quarterly distributions on Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (E) with the exception of transactions in connection with (1) the Simon Property Group and Adopting Entities Matching Savings Plan, the Simon Property Group, L.P. Employee Stock Plan, the Simon Property Group Incentive Bonus Plan, the Simon Property Group Stock Incentive Plan, the Simon Property Group, Inc. Director Stock Option Plan and the Simon DeBartolo Group, Inc. Stock Incentive Plan (the "Stock Option Plans"), (2)

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     the Simon Property Group, Inc. Automatic Dividend Reinvestment and Stock
     Purchase Plan (the "Distribution Reinvestment Plan"), and (3) the possible issuance of shares of Common Stock upon the conversion of Series A Preferred Shares, the exchange of partnership interests in (a) the Operating Partnership ("OP Units") or (b) SPG, LP ("LP Units" and together with the OP Units, the "Units"), or upon the exchange of shares of Class B Common Stock, par value $0.0001 per share (the "Class B Common Stock"), or upon the exchange of Class C Common Stock, par value $0.0001 per share (the "Class C Common Stock"), there has been no change in the capital stock of the corporate Simon DeBartolo Entities or in the partnership interests of either of the Partnerships or any Property Partnership, or any increase in the indebtedness of the Simon
     DeBartolo  Entities,  the  Property   Partnerships  or  the  Portfolio
     Properties which would be Material.

          (6) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under this Underwriting Agreement and the applicable Terms Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

          (7) GOOD STANDING OF THE PARTNERSHIPS. Each of the Partnerships is duly organized and validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement and the applicable Terms Agreement. Each of the Partnerships is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. SD Property is the managing general partner of the Operating Partnership and the Company is the general partner of SPG, LP. The amended and restated agreement of limited partnership of the Operating Partnership (the "Operating Partnership Agreement") is in full force and effect in the form in which it was incorporated by reference as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-06933), as amended and declared effective by the Commission on June 28, 1996 (the
     "Registration Statement on Form S-4"), except for subsequent amendments relating to the admission of new partners to the Operating Partnership. The amended and restated agreement of limited partnership of SPG, LP (the "SPG LP Agreement") is in full force and effect in the form in which it was incorporated by reference as an exhibit to the Registration Statement on Form S-4, except for subsequent amendments relating to the admission of new partners to the Operating Partnership.

          (8) GOOD STANDING OF SIMON DEBARTOLO ENTITIES. Each of the Simon DeBartolo Entities other than the Company and the Partnerships has been duly organized and is validly existing as a corporation, limited partnership, limited liability company or other entity, as the case may be, in good standing under the laws of the state of its jurisdiction of incorporation or organization, as the case may be, with the requisite power and authority to own, lease and operate its properties, and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus. Each such entity is duly qualified or registered as a foreign corporation, limited partnership or limited liability company or other entity, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each such entity has been duly authorized and validly issued and is fully paid and non-assessable, has been offered and sold in compliance with all applicable laws (including without limitation, federal or state securities laws) and are owned by the Company, the Management Companies or the Partnerships, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (collectively, "Liens"). No shares of capital stock of such entities are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of such entities and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of such entities, except as disclosed in the Prospectus.

          (9) GOOD STANDING OF PROPERTY PARTNERSHIPS. Each of the Property Partnerships is duly organized and validly existing as a limited or general partnership, as the case may be, in good standing under the laws of its respective jurisdiction of formation; each of the Property Partnerships has the requisite power and authority to own, lease and operate its properties, and to conduct the business in which it is engaged. Each of the partnership agreements of the
     Property Partnerships is in full force and effect. Each of the Property Partnerships is duly qualified or registered as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect.

          (10) CAPITALIZATION.     If    the    Prospectus    contains    a
     "Capitalization" section, the authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled "Actual" under such section (except for subsequent issuances thereof, if any, contemplated under this Underwriting Agreement, pursuant to employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred
     to in the Prospectus).   Such  shares  of capital stock have been duly
     authorized and validly issued by the Company and are fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal and state securities laws), and none of such shares of capital stock were issued in violation of preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of the
     other Simon DeBartolo Entities is a party  or  otherwise.   Except for
     shares of Common Stock issuable upon conversion of Series A Preferred Shares, exchange of OP Units or LP Units or shares of Class B Common Stock or Class C Common Stock or upon the exercise of options under the Stock Option Plans or the Distribution Reinvestment Plan, there are no shares of capital stock of the Company reserved for any purpose
     and   there   are   no  outstanding  securities  convertible  into  or
     exchangeable for any shares of capital stock of the Company and except as granted in this Underwriting Agreement, any Terms Agreement and any
     Warrant  Agreement,  there   are   no   outstanding   options,  rights
     (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such stock or any other securities of the Company.

          (11) AUTHORIZATION OF UNITS. All the issued and outstanding OP Units and LP Units have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal and state securities laws). There are no outstanding securities convertible into or exchangeable for any Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for Units.

          (12) AUTHORIZATION OF COMMON STOCK. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Stock, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and delivered by the Company pursuant to this Underwriting Agreement and such Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of the other Simon DeBartolo Entities is a party, or otherwise. Upon payment of the purchase price and delivery of such Underwritten Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title to such Underwritten Securities, free and clear of all Liens. No holder of such Underwritten Securities will be subject to personal liability by reason of being such a holder.

          (13) AUTHORIZATION OF PREFERRED STOCK AND/OR  DEPOSITARY  SHARES.
     If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Preferred Stock and/or Depositary Shares, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. The applicable Preferred Stock, when issued and delivered by the Company pursuant to this Underwriting Agreement and such Terms Agreement against payment of the consideration therefor, or for the related Depositary Shares, as the case may be, specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of the other Simon DeBartolo Entities is a party, or otherwise. In addition, upon
     deposit  by  the   Company  of  any  Preferred  Stock  represented  by
     Depositary Shares with the applicable Depositary and the execution and delivery by such Depositary of the Depositary Receipts evidencing such Depositary Shares, in each case pursuant to the applicable Deposit Agreement, such Depositary Shares will represent legal and valid interests in such Preferred Stock. Upon payment of the purchase price and delivery of such Underwritten Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title
     to  such Underwritten Securities, free and clear  of  all  Liens.   No
     holder of Preferred Stock or Depositary Receipts evidencing Depositary Shares will be subject to personal liability by reason of being such a
     holder.   The  applicable  Certificate of Designations will be in full force and effect prior to the Closing Time and will comply with all applicable legal requirements.

          (14) AUTHORIZATION OF DEPOSIT AGREEMENT. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Depositary Shares, the applicable Deposit Agreement has been, or prior to the issuance of such Depositary Shares will have been, duly authorized, executed and delivered by the Company and, upon such authorization, execution and delivery, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Each registered holder of a Depositary Receipt under the applicable Deposit Agreement will be entitled to the proportional rights, preferences and limitations of the Preferred Stock represented by the Depositary Shares evidenced by such Depositary Receipt and to such other rights as are granted to such registered holder in such Deposit Agreement.

          (15) AUTHORIZATION OF WARRANTS. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Warrants, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and authenticated in the manner provided for the applicable Warrant Agreement and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by such Warrant Agreement and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (16) AUTHORIZATION  OF  WARRANT  AGREEMENT.   If the Underwritten
     Securities being sold pursuant to the applicable Terms Agreement include Warrants, each applicable Warrant Agreement has been, or prior to the issuance of such Underwritten Securities will have been, duly authorized, executed and delivered by the Company and, upon such authorization, execution and delivery, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law relating to or affecting creditors' rights generally or by general equitable principles.

          (17) AUTHORIZATION OF UNDERLYING SECURITIES. If the Underlying Securities related to the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Common Stock, Preferred Stock or Depositary Shares, such Underlying Securities have been, or as of the date of such Terms Agreement will have been, duly authorized and reserved for issuance by the Company upon exercise of the Common Stock Warrants or Preferred Stock Warrants, as applicable, or upon conversion of the related Preferred Stock or Depositary Shares, as applicable. If the Underlying Securities include Common Stock or Preferred Stock, such Underlying Securities, when issued upon such exercise or conversion, as applicable, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of the other Simon DeBartolo Entities is a party, or otherwise. If the Underlying Securities include Depositary Shares, such Underlying Securities, upon deposit by the Company of the Preferred Stock represented thereby with the applicable Depositary and the execution and delivery by such Depositary of the Depositary Receipts evidencing such Depositary Shares, in each case pursuant to the applicable Deposit Agreement, will represent legal and valid interests in such Preferred Stock. No holder of such Common Stock, Preferred Stock or Depositary Receipts evidencing Depositary Shares will be subject to personal liability by reason of being such a holder.

          (18) DESCRIPTIONS OF THE UNDERWRITTEN SECURITIES, UNDERLYING SECURITIES, DEPOSIT AGREEMENT AND WARRANT AGREEMENT. The Underwritten Securities being sold pursuant to the applicable Terms Agreement and each applicable Deposit Agreement and Warrant Agreement, as of the date of the Prospectus, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement. The form of stock certificate or warrant to be used to evidence the Underwritten Securities or any Underlying Securities will be in due and proper form and will comply with all applicable legal requirements.

          (19) AUTHORIZATION OF THIS UNDERWRITING AGREEMENT AND TERMS AGREEMENT. This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company and each of the Partnerships, to the extent each is a party thereto and assuming due authorization, execution and delivery by Merrill Lynch, is enforceable against the

     Company and the Partnerships, to the extent each is a party thereto, in accordance with its terms.

          (20) ABSENCE OF DEFAULTS AND CONFLICTS. None of the Simon DeBartolo Entities or any Property Partnership is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement or other organizational document, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which each entity is a party or by which or any of them may be bound, or to which any of its property or assets or any Portfolio Property may be bound or subject (collectively, "Agreements and Instruments"), except for such violations or defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement and each applicable Warrant Agreement and Deposit Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or either of the Partnerships in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") and compliance by the Company and each of the Partnerships with its obligations hereunder and thereunder have been duly authorized by all necessary corporate or partnership action, as the case may be, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any other Simon DeBartolo Entity or any Property Partnership pursuant to, any Agreements and Instruments, except for such conflicts, breaches, defaults, Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter, by-laws of the Company or the organizational documents of any other Simon DeBartolo Entity or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any other Simon DeBartolo Entity or any Property Partnership or any of their assets, properties or operations, except for such violations that would not have a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a material portion of such indebtedness by the Company, any other Simon DeBartolo Entity or any Property Partnership.

          (21) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any other Simon DeBartolo Entity or any Property Partnership exists or, to the knowledge of the Company and each of the Partnerships, is imminent, and the Company and each of the Partnerships is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which dispute or disturbance, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (22) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company and each of the Partnerships threatened against or affecting the Company, any other Simon DeBartolo Entity thereof, or any Property Partnership or any officer or director of the Company which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of this Underwriting Agreement, the applicable Terms Agreement or any applicable Warrant Agreement or Deposit Agreement or the transactions contemplated herein or therein. The aggregate of all pending legal or governmental proceedings to which the Company or any other Simon DeBartolo Entity, or any Property Partnership is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (23) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required and the descriptions thereof or references thereto are correct in all Material respects and no Material defaults exist in the due performance or observance of any Material obligation, agreement, covenant or condition contained in any such contract or document.

          (24) REIT QUALIFICATION. At all times since January 1, 1994 the Company has been, and upon the sale of the applicable Underwritten Securities, the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code. At all times since January 1, 1994, DeBartolo had been organized and had operated in conformity with the requirements for qualification as a real estate investment trust under the Code.

          (25) INVESTMENT COMPANY ACT. Each of the Company, the other Simon DeBartolo Entities and the Property Partnerships is not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (26) INTELLECTUAL PROPERTY. To the knowledge of the Company and the Partnerships, none of the Simon DeBartolo Entities or the Property Partnerships is required to own, possess or obtain the consent of any holder of any trademarks, service marks, trade names or copyrights not now lawfully owned, possessed or licensed in order to conduct the business now operated by such entity.

          (27) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or any other entity or person is necessary or required for the performance by the Company and each of the Partnerships of its obligations under this Underwriting Agreement or the applicable Terms Agreement or in connection with the transactions contemplated under this Underwriting Agreement, such Terms Agreement or any applicable Warrant Agreement or Deposit Agreement, except such as have been already obtained or as may be required under state securities laws or under the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD").

          (28) POSSESSION OF LICENSES AND PERMITS. The Company and the other Simon DeBartolo Entities and each Property Partnership possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except for such Governmental Licenses, the failure to obtain would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and the other Simon DeBartolo Entities and each Property Partnership are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect. Neither the Company nor any of the other Simon DeBartolo Entities nor any Property Partnership has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (29) REGISTRATION RIGHTS. Except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (30) TITLE TO PROPERTY. The Company, the other Simon DeBartolo Entities and the Property Partnerships have good and marketable title to the Portfolio Properties free and clear of Liens, except (A) as otherwise stated in the Registration Statement and the Prospectus, or referred to in any title policy for such Portfolio Property, or (B) those which do not, singly or in the aggregate, Materially affect the
     value of such  property.   All  leases  and  subleases under which the
     Company, any other Simon DeBartolo Entity or any Property Partnerships hold properties are in full force and effect, except for such which would not have a Material Adverse Effect. Neither the Company, the other Simon DeBartolo Entities nor the Property Partnerships has received any notice of any Material claim of any sort that has been asserted by anyone adverse to the rights of the Company, any other Simon DeBartolo Entity or the Property Partnerships under any material leases or subleases, or affecting or questioning the rights of the
     Company,   such   other   Simon   DeBartolo  Entity  or  the  Property
     Partnerships of the continued possession of the leased or subleased premises under any such lease or sublease, other than claims that
     would  not  have  a Material  Adverse  Effect.   All  liens,  charges,
     encumbrances, claims or restrictions on or affecting any of the Portfolio Properties and the assets of any Simon DeBartolo Entity or any Property  Partnership  which  are  required to be disclosed in the
     Prospectus  are  disclosed  therein.   None  of  the  Simon  DeBartolo
     Entities, the Property Partnerships or any tenant of any of the Portfolio Properties is in default under any of the ground leases (as lessee) or space leases (as lessor or lessee, as the case may be) relating to, or any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Portfolio Properties, and neither the Company nor either of the Partnerships knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, in each case, other than such defaults that would not have a Material Adverse Effect. No tenant under any of the leases, pursuant to which the Company, either of the Partnership or any Property Partnership, as lessor, leases its Portfolio Property, has an option or right of first refusal to purchase the premises demised under such lease, the exercise of which would have a Material
     Adverse Effect.   Each  of  the Portfolio Properties complies with all
     applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Portfolio Properties), except for such failures to comply that would not in the aggregate have a Material Adverse Effect. Neither the Company nor either of the Partnerships has knowledge of any pending or threatened condemnation proceeding, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to, the Portfolio Properties, except such proceedings or actions that would not have a Material Adverse Effect.

          (31) ENVIRONMENTAL  LAWS.   Except  as  otherwise  stated  in the
     Registration Statement and the Prospectus and except such violations as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company, any of the other Simon DeBartolo Entities nor any Property Partnership is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance or code, including any judicial or administrative order, consent, decree of judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes,
     toxic  substances,  hazardous  substances,   petroleum   or  petroleum
     products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company, the other Simon DeBartolo Entities and the Property Partnerships have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, any of the other Simon DeBartolo Entities or the Property Partnerships and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, any of the other Simon DeBartolo Entities or any Property Partnership relating to any Hazardous Materials or the violation of any Environmental Laws.

          (32) TAX RETURNS. Each of the Simon DeBartolo Entities and the Property Partnerships has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which an extension has been granted or the failure to so file would not have a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

          (33) ENVIRONMENTAL CONSULTANTS. None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to certain of the Portfolio Properties was employed for such purpose on a contingent basis or has any substantial interest in any Simon DeBartolo Entity or any Property Partnership and none of them nor any of their directors, officers or employees is connected with any Simon DeBartolo Entity or any Property Partnership as a promoter, selling agent, voting trustee, director, officer or employee.

          (34) COMPLIANCE WITH CUBA ACT. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

          (35) LISTING. The Common Stock will be listed on the New York Stock Exchange on each Representation Date. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Preferred Stock and/or Warrants, and if so stated in the Prospectus as of each Representation Date, the Preferred Stock and/or Warrants, as applicable, will have been approved for listing on the New York Stock Exchange upon notice of issuance.

          (36) INVESTMENT GRADE RATING. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Preferred Stock and/or Depositary Shares and unless otherwise agreed to by the Underwriters, the Preferred Stock will have an investment grade rating from one or more nationally recognized statistical rating organizations at each applicable Representation Date.

          (37) PROPERTY INFORMATION. Information in respect of the Portfolio Properties presented in the Prospectus and any applicable Prospectus Supplement on a combined basis shall be true and accurate in all Material respects as of the date of applicable Prospectus Supplement.

          (38) BENEFICIAL OWNERS, DIRECTORS AND OFFICERS OF THE COMPANY. No person who in the aggregate beneficially owns 5% of more of the common stock of the Company (a "Beneficial Owner"), director of the Company or officer of the Company is a member of the NASD, a controlling stockholder of a member, or an affiliate of a member, or of an underwriter or related person of a member or underwriter with respect to any proposed offering under this Underwriting Agreement and any applicable Terms Agreement. No beneficial owner of the Company's unregistered securities acquired within the 12 months prior to the filing of the Registration Statement, or any amendments thereto, or to the filing of the Prospectus, or any amendment or supplement thereto, has any direct or indirect affiliation or association with any NASD member.

     (b) OFFICERS' CERTIFICATES. Any certificate signed by any officer of the Company or any authorized representative of either of the Partnerships and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by such entity or person, as the case may be, to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     SECTION 2.SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

     (a)  UNDERWRITTEN   SECURITIES.    The   several  commitments  of  the
Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) OPTION UNDERWRITTEN SECURITIES. In addition, subject to the terms and conditions set forth therein, the Company may grant, if so provided in the applicable Terms Agreement, an option to the Underwriters, severally and not jointly, to purchase up to the number of the Option
Underwritten   Securities  set  forth  therein  at  a  price   per   Option
Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days after the date of such Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by
Merrill  Lynch  to  the  Company   setting   forth  the  number  of  Option
Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by Merrill Lynch and the Company. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total number of Option Underwritten Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total number of Initial Underwritten Securities, subject to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number of Option Underwritten Securities.

     (c) PAYMENT. Payment of the purchase price for, and delivery of, the Initial Underwritten Securities shall be made at the office of Rogers & Wells, or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of such Option Underwritten Securities, shall be made at the above-mentioned offices of Rogers & Wells, or at such other place as shall be agreed upon by Merrill Lynch and the Company, on the relevant Date of Delivery as specified in the notice from Merrill Lynch to the Company.

          Payment shall be made to the Company by certified or official bank check or checks drawn in New York Clearing House funds or similar next day funds payable to the order of the Company, against delivery to Merrill Lynch for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) DENOMINATIONS; REGISTRATION. The Underwritten Securities, certificates for the Underwritten Securities of Depositary Receipts
evidencing the Depositary Shares, as applicable, shall be in such denominations and registered in such names as Merrill Lynch may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The Underwritten Securities, certificates for the Underwritten Securities or Depositary Receipts evidencing the Depositary Shares, as applicable, will be made available for examination and packaging by Merrill Lynch in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.COVENANTS OF THE COMPANY AND EACH OF THE PARTNERSHIPS.

     The Company and each of the Partnerships covenants with Merrill Lynch and with each Underwriter participating in the offering of Underwritten Securities, as follows:

     (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Representative(s) immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) FILING OF AMENDMENTS. At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Company and the Partnerships will give Merrill Lynch notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the
Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish Merrill Lynch with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Merrill Lynch or counsel for the Underwriters shall reasonably object.

     (c) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to Merrill Lynch and counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to Merrill Lynch and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) DELIVERY OF PROSPECTUSES. The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters and counsel for the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities and any related Underlying Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Merrill Lynch may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify or register as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or registered, or provide any undertaking or make any change in its charter or bylaws that the Board of Directors of the Company reasonably determines to be contrary to the best interests of the Company and its stockholders or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities or any related Underlying Securities have been so qualified or registered, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

     (g) EARNINGS STATEMENT. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement (in form complying with Rule 158 of the 1933 Act Regulations) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (i) LISTING. The Company will use its best efforts to effect and maintain the listing of the Underwritten Securities and any related Underlying Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

     (j) RESTRICTION ON SALE OF SECURITIES. Between the date of the applicable Terms Agreement and the Closing Time and/or such other date specified in such Terms Agreement, the Company, each of the Partnerships and any other entity or person named in the applicable Terms Agreement will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, the securities specified in such Terms Agreement subject to any conditions listed therein.

     (k) REIT QUALIFICATION. The Company will use its best efforts to continue to meet the requirement to qualify as a "real estate investment trust" under the Code for the taxable year in which in which sales of the Underwritten Securities are to occur.

     (l) RESERVATION OF SECURITIES. If the applicable Terms Agreement specifies that any related Underlying Securities include Common Stock, Preferred Stock and/or Depositary Shares, the Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of shares of Common Stock and/or Preferred Stock, as applicable, for the purpose of enabling the Company to satisfy any obligations to issue such Underlying Securities upon exercise of the related Warrants, as applicable, or upon conversion of the Preferred Stock or Depositary Shares, as applicable.

     (m) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (n) EXCHANGE ACT FILINGS. During the period from each Closing Time until five years after such Closing Time, the Company will deliver to Merrill Lynch, (i) promptly upon their becoming available, copies of all current, regular and periodic reports of the Company mailed to its stockholders or filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Company as Merrill Lynch may reasonably request.

     SECTION 4.PAYMENT OF EXPENSES.

     (a) EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement each applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement among Underwriters, any Deposit Agreement, any Warrant Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Underwritten Securities or any related Underlying Securities, (iii) the preparation, issuance and delivery of the Underwritten Securities and any related Underlying Securities, any certificates for the Underwritten Securities or such Underlying Securities or Depositary Receipts evidencing the Depositary Shares, as applicable, to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the reasonable fees and disbursements of any Depositary and any Warrant Agent, and their respective counsel, (v) the qualification of the Underwritten Securities and any related Underlying Securities under state securities and real estate syndication laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities and any related Underlying Securities, if applicable, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities and any related Underlying Securities, if applicable, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the NASD of the terms of the sale of the Underwritten Securities and any related Underlying Securities, (x) the fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Section 2(l) of Schedule E of the bylaws of the NASD), if applicable, and (xi) any transfer taxes imposed on the sale of the Underwritten Securities to the several Underwriters.

     (b) TERMINATION OF AGREEMENT. If the applicable Terms Agreement is terminated by Merrill Lynch in accordance with the provisions of Section 5 or Section 9(b)(i) or Section 10 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5.CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

     The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company and each of the Partnerships contained in
Section 1 hereof or in certificates of any officer or authorized representative of the Company or any other Simon DeBartolo Entity delivered pursuant to the provisions hereof, to the performance by the Company and each of the Partnerships of its covenants and other obligations hereunder, and to the following further conditions:

     (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1993 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission or the state securities authority of any jurisdiction, and any request on the part of the Commission or the state securities authority of any jurisdiction for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Underwritten Securities and any related Underlying Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

     (b) OPINION OF COUNSEL FOR COMPANY. At Closing Time, Merrill Lynch shall have received the favorable opinions, dated as of Closing Time, of Paul, Weiss, Rifkind, Wharton, & Garrison, counsel for the Company, Piper & Marbury, LLP, special Maryland counsel for the Company, and James Barkley, the General Counsel of the Company or such other counsel as is designated by the Company in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, such opinion shall address such of the items set forth in Exhibits B-1, B-2 and B-3 hereto as may be relevant to the particular offering contemplated or to such further effect as counsel to the Underwriters may reasonably request.

     (c) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, Merrill Lynch shall have received the favorable opinion, dated as of Closing Time, of Rogers & Wells, counsel for the Underwriters, or such other counsel as may be designated by Merrill Lynch together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in (1), (4) (with respect to the first sentence and the last clause of the second sentence only) and (5) of Exhibit B-1 hereto and (1) and the last two paragraphs of Exhibit B-3 hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to Merrill Lynch. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or authorized representatives of the Company and the other Simon DeBartolo Entities and certificates of public officials.

     (d) OFFICERS' CERTIFICATE. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the other Simon DeBartolo Entities considered as one enterprise, whether or not arising in the ordinary course of business, and Merrill Lynch shall have received a certificate of (x) the Chief Executive Officer, President or a Vice President of the Company for itself and as general partner of SPG, LP and of the chief financial officer or chief accounting officer of the Company for itself and as general partner of SPG, LP, and (y) the Chief Executive Officer, President or a Vice-President of and the chief financial or accounting officer of SD Property, as managing general partner of the Operating Partnership, dated as of Closing Time, to the effect that
(i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct, in all material respect, with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company and each of the Partnerships has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time,
(iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission or by the state securities authority of any jurisdiction and (v) the Registration Statement and the Prospectus shall contain all statements that are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1993 Act and the 1993 Act Regulations; the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (e) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of the applicable Terms Agreement, Merrill Lynch shall have received from Arthur Andersen LLP a letter, dated such date, in form and substance satisfactory to Merrill Lynch and counsel to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" as set forth in the AICPA's Statement on Auditing Standards 72 to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) BRING-DOWN COMFORT LETTER. At Closing Time, Merrill Lynch shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (g)  RATINGS.  At Closing Time and at  any  relevant Date of Delivery, the  Underwritten  Securities  shall  have  the  ratings  accorded  by  any
"nationally recognized statistical organization," as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the applicable Terms Agreement, and the Company shall have delivered to

Merrill Lynch a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to Merrill Lynch, confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in the rating assigned to the Underwritten Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Underwritten Securities or any of the Company's other securities.

     (h) APPROVAL OF LISTING. At Closing Time, the Underwritten Securities shall be listed or shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

     (i) NO OBJECTION. If the Registration Statement or an offering of Underwritten Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (j) LOCK-UP AGREEMENTS. On the date of the applicable Terms Agreement, Merrill Lynch shall have received, in form and substance satisfactory to it, each lock-up agreement, if any, specified in such Terms Agreement as being required to be delivered by the persons listed therein.

     (k) OVER-ALLOTMENT OPTION. In the event that the Underwriters are granted an over-allotment option by the Company and each of the Partnerships in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company and each of the Partnerships contained herein and the statements in any certificates furnished by the Company or either of the Partnerships hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, Merrill Lynch shall have received:

          (1) A certificate dated such Date of Delivery, of (x) the Chief Executive Officer, President or a Vice President of the Company for itself and as general partner of SPG, LP and the chief financial officer or chief accounting officer of the Company for itself and as general partner of SPG, LP and (y) the Chief Executive Officer, President or a Vice-President and the chief financial or accounting officer of SD Property, as general partner of the Operating Partnership, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (2) The favorable opinions of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, Piper & Marbury, LLP, special Maryland counsel to the Company and James Barkley, General Counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (3) The favorable opinion of Rogers & Wells, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (4) A letter from Arthur Andersen LLP, in form and substance satisfactory to Merrill Lynch and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to Merrill Lynch pursuant to Section 5(f) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

     (l) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to Merrill Lynch and counsel for the Underwriters.

     (m) TERMINATION OF TERMS AGREEMENT. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement (or, with respect to the
Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Underwritten Securities on such Date of Delivery) may be terminated by Merrill Lynch by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4, and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

     SECTION 6.INDEMNIFICATION.

     (a) INDEMNIFICATION OF UNDERWRITERS. The Company and each of the Partnerships agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS. Each Underwriter severally agrees to indemnify and hold harmless the Company and each of the Partnerships, each of the Company's directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company or either of the Partnerships within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c)  ACTIONS  AGAINST  PARTIES;  NOTIFICATION.  Each indemnified party
shall  give  notice  as  promptly  as  reasonably   practicable   to   each
indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction  arising  out  of  the same general allegations or
circumstances.   No indemnifying party shall,  without  the  prior  written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel in accordance with the provisions hereof, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(2) effected without its written consent if (i) such settlement is entered into in good faith by the indemnified party more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7.CONTRIBUTION.

     If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Partnerships, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause
(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and each of the Partnerships, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and each of the Partnerships, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

     The relative fault of the Company and each of the Partnerships, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or either of the Partnerships or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Partnerships and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or either of the Partnerships within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The

Underwriters'  respective obligations  to  contribute  pursuant  to  this
Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement and not joint.

     SECTION  8.REPRESENTATIONS,  WARRANTIES  AND   AGREEMENTS  TO  SURVIVE
DELIVERY.

     All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company or authorized representatives of each of the Partnerships submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or either of the Partnerships, and shall survive delivery of and payment for the Underwritten Securities.

     SECTION 9.TERMINATION.

     (a) UNDERWRITING AGREEMENT. This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by Merrill Lynch upon the giving of 30 days' prior written notice of such termination to the other party hereto.

     (b) TERMS AGREEMENT. Merrill Lynch may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the other Simon DeBartolo Entities considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation thereof or other calamity or crisis, or any change or development involving a prospective change in national or international political, financial, or economic conditions, in each case the effect of which is such as to make it, in the judgment of Merrill Lynch, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, (iv) a banking moratorium has been declared by either Federal, New York or Maryland authorities or (v) if Preferred Stock is offered and the rating assigned by any nationally recognized statistical rating organization to any preferred shares of the Company as of the date of the applicable Terms Agreement shall have been downgraded since such date or if any such rating organization shall have publicly announced that it has placed any series of Preferred Stock of the Company under surveillance or review, with possible negative implications, as to the rating of such Preferred Stock or any of the Company's other securities.

     (c) LIABILITIES. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 10 and 13 hereof shall survive such termination and remain in full force and effect.

     SECTION 10.DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

     If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the number of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in (i) a termination of the applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the related Option
Underwritten Securities, as the case may be, either Merrill Lynch or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION 11.NOTICES.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at World Financial Center, North Tower, New York, New York 10281-1201, attention of Martin J. Cicco, Managing Director; and notices to the Simon DeBartolo Entities shall be directed to any of them at National City Center, 115 West Washington Street, Suite 15 East, Indianapolis, Indiana 46204, attention of Mr. David Simon, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, attention of Edwin S. Maynard, Esq.

     SECTION 12.PARTIES.

     This Underwriting Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the parties hereto and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and each of the Partnerships and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13.GOVERNING LAW AND TIME.

     THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14.EFFECT OF HEADINGS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between Merrill Lynch, the Company and each of the Partnerships in accordance with its terms.

                        Very truly yours,

                        SIMON DEBARTOLO GROUP, INC.


                        By:   /s/ David Simon
                              Name:  David Simon
                              Title: Chief Executive Officer


                        SIMON-DEBARTOLO GROUP, L.P.

                        By:   SD Property Group, Inc.,
                              General Partner


                              By:  /s/ David Simon
                                   Name:  David Simon
                                   Title:  Chief Executive Officer


                        SIMON PROPERTY GROUP, L.P.

                        By:   Simon DeBartolo Group, Inc.,
                              General Partner


                              By:  /s/ David Simon
                                   Name:  David Simon
                                   Title:  Chief Executive Officer
CONFIRMED AND ACCEPTED,
  as of the date first
  above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED


By:   /s/ Martin J. Cicco
      Name:   Martin J. Cicco
      Title:  Authorized Signatory

                                                        Exhibit A


                    SIMON DEBARTOLO GROUP, INC.
                     (a Maryland corporation)

         Common Stock, Warrants to Purchase Common Stock,
     Preferred Stock, Warrants to Purchase Preferred Stock and
                         Depositary Shares


                          TERMS AGREEMENT


                                              __________ __, 1996

To:   Simon DeBartolo Group, Inc.
      National City Center
      115 West Washington Street
      Suite 15 East
      Indianapolis, Indiana 46204


Ladies and Gentlemen:

      We understand that Simon DeBartolo Group, Inc., a Maryland corporation (the "Company"), proposes to issue and sell [ shares of its common stock, par value $0.0001 per share (the "Common Stock")] [ shares of its preferred stock, par value $0.0001 per share (the "Preferred
Stock")] [in the form of        depositary shares (the "Depositary Shares")
each representing       of a share  of Preferred Stock] [     warrants (the
"Common Stock Warrants") to purchase  common  stock,  par value $0.0001 per
share]  [        warrants  (the  "Preferred  Stock Warrants")  to  purchase preferred stock, par value $0.0001 per share] ([securities also being hereinafter referred to as] the "Initial Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective number of Initial Underwritten Securities set forth below opposite their names at the purchase price set forth below, and a proportionate share of Option Underwritten Securities (as defined in the Underwriting Agreement referred to below) set forth below, to the extent any are purchased.


                                   [Number] of [Initial
UNDERWRITER                   UNDERWRITTEN SECURITIES

Total                              [$]

      The Underwritten Securities shall have the following terms:

                          [Common Stock]

Title:
Number of shares:
Number of Option Underwritten Securities:
Initial public offering price per share:  $
Purchase price per share: $
Listing requirements:
Black-out provisions:
Lock-up provisions:
Other terms and conditions:
Closing date and location:

                         [Preferred Stock]

Title:
Rank:
Ratings:
Number of shares:
Number of Option Underwritten Securities:
Dividend rate (or formula) per share:  $
Dividend payment dates:
Stated value: $
Liquidation preference per share: $
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Voting Provisions:
Listing requirements:
Black-out provisions:
Initial public offering price per share: $   plus accumulated dividends, if
any, from
Purchase price per share: $
Other terms and conditions:
Closing date and location:

                        [Depositary Shares]

Title:
Fractional amount of Preferred Stock represented by each Depositary Share:
Ratings:
Rank:
Number of shares:
Number of Option Underwritten Securities:

Dividend rate (or formula) per share:
Dividend payment dates:
Liquidation preference per share:
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Initial public offering price per share: $   plus accumulated dividends, if
any, from
Purchase price per share: $   plus accumulated dividends, if any, from
Other terms and conditions:
Closing date and location:

            [Common Stock] [Preferred Stock] [Warrants]


Title:
Type:
Number:
Warrant Agent:
Issuable jointly with [Common Stock] [Preferred Stock]:  [Yes] [No]
Number of [Common Stock] [Preferred Stock] Warrants issued with each [share of Common Stock] [share of Preferred Stock]:
Date(s) from which  or  period(s)  during  which  [Common Stock] [Preferred
Stock]
[Warrants] are exercisable:
Date(s) on which [Common Stock] [Preferred Stock] [Warrants] expire:
Exercise price(s):  $
Initial public offering price:  $
Purchase price:  $
Title of Underlying Securities:
[Number of shares] purchasable upon exercise of one [Common Stock] [Preferred Stock] [Warrant]:
Terms of Underlying Securities:
Other terms and conditions:
Closing date and location:

     All of the provisions contained in the document attached as Annex I hereto entitled "SIMON DEBARTOLO GROUP, INC.--Common Stock, Warrants to Purchase Common Stock, Preferred Stock, Warrants to Purchase Preferred Stock and Depositary Shares--Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later  than       o'clock  P.M.  (New York
City  time)  on           by signing a copy of this Terms Agreement in  the
space set forth below and returning the signed copy to us.

                                       Very truly yours,

                                       MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                 INCORPORATED


                                       By:  ________________________________
                                            Name:
                                            Title:  Authorized Signatory

                    Acting   on  behalf  of  itself  and  the  other  named
Underwriters.


Accepted:

SIMON DEBARTOLO GROUP, INC.


By:  ___________________________
     Name:
     Title:

                                                      Exhibit B-1


       FORM OF OPINION OF COMPANY'S SPECIAL MARYLAND COUNSEL
                   TO BE DELIVERED PURSUANT TO
                           SECTION 5(b)


     (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

     (2) The Company has the corporate power and authority to own, lease and operate its properties, to conduct its business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement and the applicable Terms Agreement.

     (3) The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Prospectus in the column entitled "As Further Adjusted" under the caption "Capitalization" (except for subsequent issuances thereof, if any, contemplated under the Underwriting Agreement, or as described as reserved for issuance below). Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and have been offered and sold in compliance with all applicable laws of the State of Maryland and, to such counsel's knowledge, none of such shares of capital stock were issued in violation of preemptive or other similar rights. To such counsel's knowledge, no shares of capital stock of the Company are reserved for any purpose except in connection with (i) the Stock Option Plans, (ii) the Distribution Reinvestment Plan, and (iii) the possible issuance of shares of Common Stock upon exchange of OP Units or upon the conversion of shares of Class B Common Stock or Class C Common Stock. To the knowledge of such counsel, except for OP Units, shares of Class B Common Stock and Class C Common Stock, and stock options issued under the Stock Option Plans and except as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, and except for options under the Stock Option Plans, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such stock or any other securities of the Company.

     (4) The Underwritten Securities being sold pursuant to the applicable Terms Agreement have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement. The Underwritten Securities, when issued and delivered by the Company pursuant to the Underwriting Agreement and such Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights arising under Maryland General Corporation Law (the "MGCL") or the Amended and Restated Articles of Incorporation (the "Charter") and by-laws of the Company. The terms of the Underwritten Securities being sold pursuant to the applicable Terms Agreement conform in substance to all statements and descriptions relevant thereto

                                     B-1-1
contained  in  the  Prospectus.   The  form  of stock certificates
evidencing  the  Underwritten  Securities  are in due and proper  form  and comply, in all material respects, with the applicable statutory requirements, with any applicable requirements of the Charter or by-laws of the Company.

     (5) The Underwriting Agreement and the applicable Terms Agreement were duly and validly authorized by the Company, the proper officers of the Company have been duly authorized, to execute and deliver the Underwriting Agreement and the applicable Terms Agreement, and, assuming they have been executed and delivered by any of such officers, the Underwriting Agreement and the Terms Agreement are duly and validly executed and delivered by the Company.

     (6) The execution, delivery and performance of the Underwriting Agreement and the applicable Terms Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and such Terms Agreement and compliance by the Company with their obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under (i) any provisions of the Charter or by-laws of the Company; any applicable law, statute, rule, regulation of Maryland; or (iii) to such counsel's knowledge, any Maryland order or Maryland administrative or court decree, binding upon the Company or to which the Company is subject, except in each case for conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect.

     (7) The information in the Prospectus under "Description of the Securities," "Restrictions On Transfer" and in Part II of the Registration Statement under "Indemnification of Directors and Officers" and in the annual Report on Form 10-K of the Company under "<circle>", and such other information in the Prospectus Supplement as may be agreed upon from time to time by the Company and Merrill Lynch to the extent that such information constitutes matters of Maryland law, descriptions of Maryland statutes, rules or regulations, summaries of Maryland legal matters, the Company's Charter and bylaws or Maryland legal proceedings, or legal conclusions of Maryland law, has been reviewed by them and is correct in all material respects.



                                     B-1-2

                                                      Exhibit B-2


           FORM OF OPINION OF COMPANY'S GENERAL COUNSEL
                   TO BE DELIVERED PURSUANT TO
                           SECTION 5(b)


     (1) The Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register or be in good standing would not result in a Material Adverse Effect.

     (2) The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the applicable Terms Agreement and is duly qualified or registered as a foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the OP Units have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws of the United States and the Delaware Revised Uniform Limited Partnership Act.

     (3) SPG, LP has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the applicable Terms Agreement and is duly qualified or registered as a foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the LP Units have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold or exchanged in compliance with all applicable laws of the United States and the Delaware Revised Uniform Limited Partnership Act.

     (4) Each Simon DeBartolo Entity other than the Company and the Partnerships has been duly incorporated or organized and is validly existing as a corporation, limited partnership or other legal entity, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite power and authority

                                     B-2-1
to own, lease and operate its properties and to conduct
the business in which it is engaged or proposes to engage as described in the Prospectus and is duly qualified or registered as a foreign corporation, limited partnership or other legal entity, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register or to be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each Simon DeBartolo Entity other than the Company and the Partnerships has been duly authorized and is validly issued, fully paid and non-assessable and has been offered and sold in compliance with all applicable laws of the United States and the organizational laws of the jurisdictions of organization of such entity, and is owned by the Company, the Management Companies or the Partnerships, in each case, free and clear of any Liens. There are no outstanding securities convertible into or exchangeable for any capital stock of such entities and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of such entities.

     (5) Each of the Property Partnerships is duly organized and validly existing as a limited or general partnership, as the case may be, in good standing under the laws of its respective jurisdiction of formation, with the requisite power and authority to own, lease and operate its properties and to conduct the business in which it is engaged and proposes to engage as described in the Prospectus. Each Property Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. The general or limited partnership agreement of each of the Property Partnerships has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement, enforceable against the parties thereto in accordance with its terms, except as such enforceability may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as rights to indemnity thereunder may be limited by applicable law.

    (6) Neither the Company nor any of the other Simon DeBartolo Entities nor any Property Partnership is in violation of its charter, by-laws, partnership agreement, or other organizational document, as the case may be, and no default by the Company or any other Simon DeBartolo Entity or any Property Partnership exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement or the 10-K, except in each case for violations or defaults which in the aggregate are not reasonably expected to result in a Material Adverse Effect.

                                     B-2-2

     (7) The Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Partnerships.

     (8) The execution, delivery and performance of the Underwriting Agreement and the applicable Terms Agreement and the consummation of the transactions contemplated thereby did not and do not, conflict with or constitute a breach or violation of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any Portfolio Property, pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, to which the Company, the Partnerships or any Property Partnership is a party or by which it of any of them may be bound, or to which any of the assets, properties or operations of the Company, the Partnerships or any Property Partnership is subject, nor will such action result in any violation of the provisions of the charter, by-laws, partnership agreement or other organizational document of the Company, any other Simon DeBartolo Entity or any Property Partnership or any applicable laws, statutes, rules or regulations of the United States or any jurisdiction of incorporation or formation of any of the Company, the Partnerships or any Property Partnership or any judgment, order, writ or decree binding upon the Company, any Simon DeBartolo Entity or any Property Partnership, which judgement, order, writ or decree, is known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any other Simon DeBartolo Entity or any of their assets, properties or operations, except for such conflicts, breaches, violations, defaults, events or liens, charges or encumbrances that would not result in a Material Adverse Effect,.

     (9) No filing with, or authorization, approval, consent, license, order registration, qualification or decree of, any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Underwritten Securities to the Underwriters under the Underwriting Agreement, and the applicable Terms Agreement, except as may be required under the 1933 Act, the 1933 Act Regulations, or the by-laws and rules of the NASD (as to which such counsel expresses no opinion) or state securities laws (as to which such counsel expresses no opinion), or such as have been obtained.

     (10) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or threatened, against or affecting the Company or any other Simon DeBartolo Entity or any Property Partnership thereof which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect.

     (11) All descriptions in the Prospectus of contacts and other documents to which the Company or any other Simon DeBartolo Entity are a party are accurate in all material respects. To the best knowledge and information of such counsel, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto by the 1933 Act Regulations, and the descriptions thereof or references thereto are correct in all material respects.

                                     B-2-3

     (12) To the best of such counsel's knowledge and information, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

     (13) To the best knowledge of such counsel, except as described in a schedule to this opinion or in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     If the Prospectus Supplement to which the applicable Terms Agreement relates is the first Prospectus Supplement (the "First Prospectus Supplement") distributed under this Agreement, the opinions set forth in this Exhibit B-2 above with respect to the Property Partnerships shall only be required for those Property Partnerships that have acquired or developed Properties since April 12, 1995. For each Prospectus Supplement, distributed after the First Prospectus Supplement, such Property Partnership opinions shall only be required for those Property Partnerships that have acquired or developed Properties since the date of the Prospectus Supplement last preceding the Prospectus Supplement as to which the Opinions are being delivered.



                                      B-2-4

                                                      Exhibit B-3


               FORM OF OPINION OF COMPANY'S COUNSEL
                   TO BE DELIVERED PURSUANT TO
                           SECTION 5(b)


     (1) At the time the Registration Statement became effective, and at each of the Representation Dates, the Registration Statement, the Prospectus, excluding the documents incorporated by reference therein and excluding the financial statements and supporting schedules included and other financial data that are therein, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. In passing upon compliance as to the form of such documents, such counsel has assumed that the statements made or incorporated by reference therein are complete and correct.

     (2) The documents filed pursuant to the 1934 Act and incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein and other financial data, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder. In passing upon compliance as to the form of such documents, we have assumed that the statements made or incorporated by reference therein are complete and correct.

     (3) The information in the Prospectus under "Federal Income Tax Considerations" and any description of the Underwritten Securities included therein, and such other information in the Prospectus Supplement or in any Annual Report on Firm 10-K of the Company as may be agreed upon from time to time by the Company and Merrill Lynch, to the extent that it purports to summarize matters of law, descriptions of statutes, rules or regulations, summaries of legal matters, the Company's charter and by-laws, documents or legal proceedings, or legal conclusions, has been reviewed by them, is correct and presents fairly the information required to be disclosed therein in all material respects; and such opinion set forth under "Federal Income Tax Considerations", in the Prospectus, is confirmed.

     (4) The Company satisfies all conditions and requirements for filing the Registration Statement on Form S-3 under the 1933 Act and 1933 Act Regulations.

     (5) None of the Simon DeBartolo Entities or any Property Partnership is required to be registered under the 1940 Act.

     (6) The Underwritten Securities being sold pursuant to the applicable Terms Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and the applicable Terms Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement and the applicable Terms Agreement against payment of the consideration set forth in the applicable Terms Agreement, will be validly issued, fully paid and non-assessable. The issuance of the Underwritten Securities being sold

                                     B-3-1
pursuant to the applicable Terms Agreement is not subject to any preemptive or other similar rights arising under MGCL, the Charter or the by-laws of the Company.

     (7)  This Agreement and the applicable Terms Agreement were  duly  and
validly   authorized,  executed  and  delivered  by  the  Company  and  the
Partnerships.

     (8) Commencing with the Company's taxable year beginning January 1, 1994, the Company has been organized in conformity with the requirements for qualification and taxation as a "real estate investment trust" under the Code.

     At the Underwriters' request, Paul, Weiss, Rifkind, Wharton & Garrison shall also confirm to the Underwriters that it has been informed by the Staff of the Commission that the Registration Statement is effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

     In connection with the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and other representatives of the Company and the independent public accountants for the Company at which the contents of the Registration Statement and the Prospectus and related matters were discussed. On the basis of such participation and review, but without independent verification by such counsel of, and without assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, no facts have come to the attention of such counsel that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial data included therein as to which we make no statement), at the time the Registration Statement or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and the schedules and other financial data included therein as to which we make to statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of Maryland, upon the opinion of Piper & Marbury, special counsel to the Company (which opinion shall be dated and furnished to Merrill Lynch at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the counsel for the Underwriters may rely on such opinion as if it were addressed to them), and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any

                                     B-3-2
treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).


                                     B-3-3

                                                          ANNEX I


  [FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(e)]

We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

            (i) in our opinion, the audited financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

           (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim [consolidated] financial statements of the Company for the [three month periods ended __________, 19__, and __________, 19__, the three and six month periods ended __________, 19__, and __________, 19__, and the three and nine month periods  ended  __________, 19__, and __________,  19__,  included  or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials")]{1} [, a reading of the unaudited interim [consolidated] financial statements of the Company for the _____-month periods ended __________, 19__, and __________, 19__, included in the Registration Statement and the Prospectus (the "_____-month financials")]{2} [, a reading of the latest available unaudited interim [consolidated] financial statements of the Company],{3} a reading of the minutes of all meetings of the stockholders and directors of the Company [and its subsidiaries] and the Committees of the Company's Board of Directors [and any subsidiary committees] since [day after end of last audited period], inquiries of certain officials of the Company [and its subsidiaries] responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"),{4}

_____________________________
{1}   Include the appropriate dates of the 10-Q Financials.

{2}   Include  if  non-10-Q interim financial statements are included in the
     Registration Statement and the Prospectus.

{3}   Include if the  most  recent  unaudited  financial  statements are not included in the Registration Statement and the Prospectus.

{4}   Note that a review in accordance with Statements on Auditing Standards
     ("SAS") No. 71 is required for an accountant to give negative assurance on interim financial information. A review in accordance with SAS No. 71 will only be performed at the request of the Company and the accountant's report, if any, related to that review will be addressed

                                  Annex I-1
     with respect to the [description of relevant periods]{5} and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

               [(A) the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]{6}

                [( ) the _____-month financials included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the _____-month
          financials  included  in  the  Registration  Statement   and  the
          Prospectus for them to be in conformity with generally accepted accounting principles;]{7}

_________________________

{4}(...continued)
only to the Company. Many companies have a SAS No. 71 review performed in connection with the preparation of their 10-Q financial statements. See CODIFICATION OF STATEMENTS ON AUDITING STANDARDS, AU section 722 for a description of the procedures that constitute such a review. The comfort letter itself should recite that the review was performed and a copy of the report, if any, should be attached to the comfort letter. Any report issued pursuant to SAS No. 71 that is mentioned in the Registration Statement should also be included in the Registration Statement as an exhibit. If a review in accordance with SAS No. 71 has not and will not be performed by the accountants, they should be prepared to perform certain agreed-upon procedures on the interim financial information and to report their findings thereon in the comfort letter. See CODIFICATION OF STATEMENTS ON AUDITING STANDARDS, AU section 622 for a discussion of reports related to the accountant's performance of agreed-upon procedures. Any question as to whether a review in accordance with SAS No. 71 will be performed by the accountants should be resolved early.

{5}  The   relevant   periods   include  all  interim  unaudited  condensed
     consolidation  financial  statements   included   or  incorporated  by
     reference in the Registration Statement and the Prospectus.

{6} Include if the 10-Q Financials are incorporated by reference in the Registration Statement and the Prospectus.

{7} Include if unaudited financial statements, not just selected unaudited data, are included in the Registration Statement and the Prospectus.

                                  Annex I-2

               ( ) at [____________, 19__ and at]{8} a specified date not more than five days{9} prior to the date of the applicable Terms Agreement, there was any change in the __________ of the Company [and its subsidiaries] or any decrease in the _________ of the Company [and its subsidiaries] or any increase in the ___________ of the Company [and its subsidiaries,]{10} in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement and the Prospectus, except in each case for changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

               ( )  [for  the period from ___________, 19__ to ___________,
          19__ and]{11} for the period from _________, 19__ to a specified date not more than five days prior to the date of the applicable Terms Agreement, there was any decrease in __________, ___________ or ___________,{12} in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus discloses have occurred or may occur;

__________________________

{8} Include, and insert the date of most recent balance sheet of the Company, if those statements are more recent than the unaudited financial statements included in the Registration Statement and the Prospectus.

{9} According to Example A of SAS No. 72, the specified date should be five calendar days prior to the date of the applicable Terms Agreement. However, in unusual circumstances, five business days may be used.

{10} The blanks should be filled in with significant balance sheet items, selected by the banker and tailored to the issuer's industry in general and operations in particular. While the ultimate decision of which items should be included rests with the banker, comfort is routinely requested for certain balance sheet items, including long-term debt, stockholders' equity, capital stock and net current assets.

{11} Include, and insert dates to describe the period from the date of the most recent financial statements in the Registration Statement and the Prospectus to the date of the most recent unaudited financial statements of the Company, if those dates are different. Regardless of whether this language is inserted or not, the period including five days prior to the date of the applicable Terms Agreement should run from the date of the last financial statement included in the Registration Statement and the Prospectus, not from the later one that is not included in the Registration Statement and the Prospectus.

{12} The  blanks  should  be  filled  in with significant income statements items, selected by the banker and tailored to the issuer's industry in general and operations in particular. While the ultimate decision of which items should be included rests with the banker, comfort is routinely requested for certain income statement items, including net sales, total and per share amounts of income before extraordinary items and of net income.

                                  Annex I-3

          (iii) based upon the procedures set forth in clause (ii) above and a reading of the [Selected Financial Data] included in the Registration Statement and the Prospectus [and a reading of the financial statements from which such data were derived,]{13} nothing came to our attention that caused us to believe that the [Selected Financial Data] included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act [, that the amounts included in the [Selected Financial Data] are not in agreement with the corresponding amounts in the audited [consolidated] financial statements for the respective periods or that the financial statements not included in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles];{14}

           (iv) we have compared the information in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein. Nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

           [(v) based upon the procedures set forth in clause (ii) above, a reading of the unaudited financial statements of the Company for [the most recent period] that have not been included in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 71, nothing came to our attention that caused us to believe that the unaudited amounts for __________________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited [consolidated] financial statements;]{15}

___________________________
{13} Include only if there are selected financial data that have been derived from financial statements not included in the Registration Statement and the Prospectus.

{14} In  unusual  circumstances,  the  accountants may report on  "Selected
     Financial Data" as described in SAS No. 42, REPORTING ON CONDENSED FINANCIAL STATEMENTS AND SELECTED FINANCIAL DATA, and include in their report in the Registration Statement and the Prospectus the paragraph contemplated by SAS No. 42.9. This situation may arise only if the Selected Financial Data do not include interim period data and the five-year selected data are derived entirely from financial statements audited by the auditors whose report is included in the Registration Statement and the Prospectus. If the guidelines set forth in SAS No. 42 are followed and the accountant's report as included in the Registration Statement and the Prospectus includes the additional language prescribed by SAS No. 42.9, the bracketed language may be eliminated.

{15} This language should be included when the Registration Statement and the Prospectus

                                  Annex I-4

         [(vi)] we are unable to and do not express any opinion on the [Pro Forma Combining Statement of Operations] (the "Pro Forma Statement") included in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of this letter we have:

                    (A)  read the Pro Forma Statement;

                    (B) performed [an audit] [a review in accordance with SAS 71] of the financial statements to which the pro forma adjustments were applied;

                    (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                    (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statement; and

          on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;{16} and

        [(vii)]     in addition to the procedures  referred  to  in  clause
     (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the

____________________________

{15}(...continued)
include earnings or other data for a period after the date of the latest financial statements in the Registration Statement and the Prospectus, but the unaudited interim financial statements from which the earnings or other data is derived is not included in the Registration Statement and the Prospectus. The blank should be filled in with a description of the financial statement item(s) included.

{16}     If  an audit or a review in accordance with SAS No. 71  has  not  been performed by the accountants with respect to the underlying historical financial statements, or if negative assurance on the Company's pro forma financial statements is not otherwise available, the accountants should be requested to perform certain other procedures with respect to such pro forma financial statements. See Example O of SAS No. 72.

                                  Annex I-5

     Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company;{17} and

        [(viii)     in addition, we [comfort on a financial  forecast  that
     is included in the Registration Statement and the Prospectus.{18}]

__________________________

{17}     This language is intended to encompass all  other  financial/numerical information appearing in the Registration Statement and the Prospectus for which comfort may be given, including (but not limited to) amounts appearing in the Registration Statement and the Prospectus narrative and other summary financial data appearing in tabular form (e.g., the capitalization table).

{18}     Accountants' services  with  respect to a financial forecast may be in one of three forms: an examination of the forecast, a compilation of the forecast or the application of agreed-upon procedures to the forecast. If the accountant is to perform an examination of the forecast included in the Registration Statement and the Prospectus, delivery of the related report should be treated separately in Section 5(f) as follows (remember to change subsequent letters accordingly):

               (f) At the time that the applicable Terms Agreement is executed by the Company, you shall have received from
          _________________ a report, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such report for each of the other Underwriters, stating that, in their opinion, the forecasted financial statements for the [relevant period or periods] included in the Registration Statement and the Prospectus are presented in conformity with guidelines for presentation of a forecast established by the AICPA, and that the underlying assumptions provide a reasonable basis for management's forecast.

     If the accountant is to perform a compilation of the forecasted financial statements included in the Registration Statement and the Prospectus, delivery of the related report should be treated separately in Section 5(e) as follows:

               (f) At the time that the applicable Terms Agreement is executed by the Company, you shall have received from
          _________________ a report, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such report of each of the other Underwriters, stating that they have compiled the forecasted financial statements for the [relevant period or periods] included in the Registration Statement and the Prospectus in accordance with the guidelines established by the AICPA.

     Finally, if the accountant is to perform agreed-upon procedures on a forecast included in the Registration Statement and the Prospectus, SAS No. 72 requires that the

                                  Annex I-6

___________________________

{18}(...continued)
accountant first prepare a compilation  report with respect to the forecast
and  attach that report to the comfort letter.   The  accountant  may  then
report on specific procedures performed and findings obtained.

                                  Annex I-7

                    SIMON DEBARTOLO GROUP, INC.
                     (a Maryland corporation)

                         8,000,000 Shares
       8 3/4% Series B Cumulative Redeemable Preferred Stock


                          TERMS AGREEMENT


                                               September 24, 1996

To:       Simon DeBartolo Group, Inc.
          National City Center
          115 West Washington Street
          Suite 15 East
          Indianapolis, Indiana 46204


Ladies and Gentlemen:

          We understand that Simon DeBartolo Group, Inc., a Maryland corporation (the "Company"), proposes to issue and sell 8,000,000 shares of its preferred stock, par value $0.0001 per share (the "Preferred Stock") (Preferred Stock being hereinafter referred to as the "Initial Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective number of Initial Underwritten Securities set forth below opposite their names at the purchase price set forth below, and a proportionate share of Option Underwritten Securities (as defined in the Underwriting Agreement referred to below) set forth below, to the extent any are purchased.

                                                                Number of
UNDERWRITER                                             UNDERWRITTEN SECURITIES

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated                                             1,460,000

Dean Witter Reynolds Inc.                                            1,460,000

PaineWebber Incorporated                                             1,460,000

Prudential Securities Incorporated                                   1,460,000

Smith Barney Inc.                                                    1,460,000

Alex. Brown & Sons Incorporated                                        100,000

Donaldson, Lufkin & Jenrette Securities Corporation                    100,000

A.G. Edwards & Sons, Inc.                                              100,000

Legg Mason Wood Walker, Incorporated                                   100,000

McDonald & Company Securities, Inc.                                    100,000

Piper Jaffray Inc.                                                     100,000
                                                                    __________
               Total                                                 8,000,000

     The Underwritten Securities shall have the following terms:

 Title:                    8 3/4%   Series   B  Cumulative  Redeemable
                           Preferred  Stock  (Par  Value   $.0001  per  share)
                           (Liquidation Preference Equivalent  to  $25.00  per
                           share).
 Rank:                     The  Series B Preferred Shares will rank
                           PARI PASSU  with  any  other preferred shares
                           and will rank senior to  the  Common Stock of
                           the  Company  and  any  other shares  of  the
                           Company  ranking  junior  to   the  Series  B
                           Preferred Shares.
                           Ratings:BBB by Standard & Poor's; Baa2 by Moody's.
 Number of shares:         8,000,000 shares.
 Number of Option Underwritten
  Securities:              1,200,000 shares.
Dividend rate (or formula)
                           per  share:8 3/4% of the liquidation  preference
                           per annum.
                           Dividend payment dates:March 31, June 30, September
                           30, December 31, commencing on December 31, 1996.
                           Stated value:$25.00.
Liquidation preference
 per share:               $25.00.
Redemption provisions:     The Series B Preferred Shares
                           are not redeemable  prior  to   September 29, 2006.
                           On  and  after  September 29, 2006,  the  Series  B
                           Preferred Shares will be redeemable for cash at the
                           option of the Company,  in whole or in part, at $25
                           per share, plus distributions accrued and unpaid to
                           the redemption date.  The  redemption  price (other
                           than the portion thereof consisting to accrued  and
                           unpaid  distributions) is payable solely out of the
                           sale  proceeds  of  other  capital  shares  of  the
                           Company which may include other series of preferred
                           shares, and from no other source.
                           Sinking fund requirements:N/A
                           Conversion provisions:The Series B Preferred Shares
                           are not  convertible  or exchangeable for any other
                           property or securities of the Company.
Voting  rights:            If distributions  on  the  Series  B
                           Preferred  Shares  are  in  arrears for six or more
                           quarterly  periods,  whether  or  not  consecutive,
                           holders  of  the  Underwritten  Securities  (voting
                           separately  as  a  class with all other  series  of
                           preferred shares upon which like voting rights have
                           been  conferred  and  are   exercisable)   will  be
                           entitled to vote for the election of two additional
                           Directors to serve on the Board of Directors of the
                           Company until all distribution arrearage are paid.
Listing requirements:      NYSE
Black-out provisions:      N/A
Initial public offering
  price per share:         $25 plus accumulated dividends, if any,
                           from the date of original issue.
Purchase price per share:  $24.2125
                           Other terms and conditions:N/A
                           Closing date and location:September 27, 1996 at the offices of Rogers & Wells, 200 Park Avenue, New
                           York, New York 10166.


     All of the provisions contained in the document attached as Annex I hereto entitled "SIMON DEBARTOLO GROUP, INC.--Common Stock, Warrants to Purchase Common Stock, Preferred Stock, Warrants to Purchase Preferred Stock and Depositary Shares--Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later  than 5 o'clock  P.M.  (New York
City time) on the date hereof by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                              Very truly yours,

                              MERRILL LYNCH & CO.
                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                INCORPORATED
                              DEAN WITTER REYNOLDS INC.
                              PAINEWEBBER INCORPORATED
                              PRUDENTIAL SECURITIES INCORPORATED
                              SMITH BARNEY INC.
                                 For themselves and as Representatives
                                 of the other named Underwriters.

                              By:  MERRILL LYNCH, PIERCE, FENNER &
                                   SMITH INCORPORATED

                              By:  /s/ Martin J. Cicco
                                   Name:   Martin J. Cicco
                                   Title:  Authorized Signatory



Accepted:

SIMON DEBARTOLO GROUP, INC.


By:  /s/ David Simon
     Name:   David Simon
     Title:  Chief Executive Officer